Exhibit 10.2

                                                 ACKNOWLEDGMENT OF LIMITED GUARANTY
The undersigned refers to (i) the Limited Guaranty, dated August 28, 1998, executed by the undersigned in favor of Bank of
America, N.A., formerly known as NationsBank, N.A., and (ii) the Limited Guaranty, dated September 25, 1998, executed by the undersigned in favor of Bank of America, N.A., formerly known as NationsBank, N.A. (collectively, the "Guaranties"), pursuant to which the undersigned guaranteed the repayment of the Liabilities (as defined in the Guaranties) with respect to certain Notes (as defined in each of the Guaranties) executed by Midland Credit Management Inc. to the order of NationsBank, N.A. and in the aggregate original principal amount of $15,000,000.  The undersigned acknowledges and confirms that (A) the Seventh Amended and
Restated Promissory Note, dated April 10, 2003, executed by Midland Credit Management Inc. to the order of Bank of America, N.A.
and in the original principal amount of $5,000,000 (the "New Note"), constitutes a renewal and extension of the Notes, (B) any reference to "Note" in a Guaranty shall mean the New Note, as amended or otherwise modified from time to time, and (C) each
Guaranty shall remain in full force and effect with respect to the New Note and is hereby ratified and confirmed in all respects.
For the avoidance of doubt, this Acknowledgment and all other substantially similar acknowledgments by additional guarantors dated on or about the date hereof relating to the New Note collectively acknowledge guaranties of an aggregate of $5,000,000 plus accrued and unpaid interest.

                  IN WITNESS WHEREOF, the undersigned has caused this Acknowledgment to be executed as of and effective as of the
15 day of April, 2003.

Witnessed By:                                                          Guarantor:

/s/ Stuart Rosen______________                                         /s/ Peter W. May______________ (Seal)
Stuart Rosen                                                           Peter W. May
____________________________                                           ____________________________
Print Name and Title                                                   Print Individual's Name

Individual Acknowledgment

State of New York______________)
                               )
County of New York____________ )

This instrument was acknowledged before me on April 15, 2003, by _______Peter W. May___________.
                                                                         (Guarantor)

(Seal)                                                        /s/ Stefanie A. Firtell______________
                                                              _____________________________________
                                                              Notary Public
                                                              in and for the State of New York

June 10, 2006                                                 Stefanie A. Firtell
_________________                                             _________________
My Commission Expires                                         Print Name of Notary

                  IN WITNESS WHEREOF, the undersigned has caused this Acknowledgment to be executed as of and effective as of the
__ day of April, 2003.

Witnessed By:                                                          Guarantor:
_________________                                                     _________________  (Seal)

_________________                                                     _________________

Print Name and Title                                                   Print Individual's Name

                                                              Corporate or Partnership Guarantor:

                                                              TRIARC COMPANIES, INC.
                                                              (Name of Corporation, Partnership, etc.)

                                                              By:  /s/ Francis T. McCarron_________________(Seal)

                                                              Name:  Francis T. McCarron_________________

                                                              Title: Senior Vice President Chief Financial Officer

                                                              /s/ Stuart Rosen
                                                              __________________________________
                                                              Attest (If Applicable)

                                                                                [Corporate Seal]

Corporate Acknowledgment

State of New York _________________    )
                                       )
County of New York _________________   )

This instrument was acknowledged before me on _April 15_________, 2003, by Francis T. McCarron, Senior V.P.-Chief Financial
Officer of Triarc Companies, Inc., a ___Delaware__________ corporation, on behalf of said corporation.

(Seal)                                                        /s/ Stefanie A. Firtell_________________
                                                              _________________
                                                              Notary Public
                                                              in and for the State of New York

June 10, 2006                                                 Stefanie A. Firtell
_________________                                             _________________
My Commission Expires                                         Print Name of Notary

                  IN WITNESS WHEREOF, the undersigned has caused this Acknowledgment to be executed as of and effective as of the
15 day of April, 2003.

Witnessed By:                                                          Guarantor:

/s/ Stuart Rosen_________________                             /s/ Nelson Peltz_________________ (Seal)
Stuart Rosen                                                  Nelson Peltz
____________________________                                  ____________________________
Print Name and Title                                          Print Individual's Name

Individual Acknowledgment

State of New York_________________     )
                                       )
County of New York _________________   )

This instrument was acknowledged before me on April 15, 2003, by _______Nelson Peltz___________.
                                                                         (Guarantor)

(Seal)                                                        /s/ Stefanie A. Firtell_________________
                                                              Notary Public
                                                              in and for the State of New York

June 10, 2006                                                 Stefanie A. Firtell
My Commission Expires                                         Print Name of Notary

                                                 ACKNOWLEDGMENT OF LIMITED GUARANTY

         The undersigned refers to the Limited Guaranty, dated September 25, 1998, executed by the undersigned in favor of Bank of
America, N.A., formerly known as NationsBank, N.A. (the "Guaranty"), pursuant to which the undersigned guaranteed the repayment of the Liabilities (as defined in the Guaranty) with respect to certain Notes (as defined in the Guaranty) executed by Midland Credit
Management Inc. in favor of NationsBank, N.A. in the aggregate original principal amount of $15,000,000, in each case subject to the limitations set forth in paragraph 1 of the Guaranty (the "Guaranty Limit").  The undersigned acknowledges and confirms that
(A) the Seventh Amended and Restated Promissory Note, dated April 10, 2003, executed by Midland Credit Management Inc. to the order of Bank of America, N.A. and in the original principal amount of $5,000,000 (the "New Note"), constitutes a renewal and extension of the Notes, (B) any reference to "Note" in the Guaranty shall mean the New Note, as amended or otherwise modified from time to time, and (C) the Guaranty shall remain in full force and effect with respect to the New Note and is hereby ratified and confirmed in all respects.  For the avoidance of doubt, this Acknowledgment and all other substantially similar acknowledgments by additional guarantors dated on or about the date hereof relating to the New Note collectively acknowledge guaranties of an aggregate of $5,000,000 plus accrued and unpaid interest.

                  IN WITNESS WHEREOF, the undersigned has caused this Acknowledgment to be executed as of and effective as of the
__ day of April, 2003.

Witnessed By:                                                          Guarantor:

_________________                                                      _________________(Seal)
_________________                                                      _________________
Print Name and Title                                                   Print Individual's Name

                                                              Corporate or Partnership Guarantor:

                                                              CONSOLIDATED PRESS HOLDINGS LTD.
                                                              (Name of Corporation, Partnership, etc.)

                                                              By:  /s/ G. A. Cubben_________________ (Seal)

                                                              Name:  G. A. Cubben

                                                              Title:    Director

                                                              /s/ R. B. Davis, Company Secretary_________________

                                                              __________________________________
                                                              Attest (If Applicable)

                                                                        [Corporate Seal]

Corporate Acknowledgment

State of _________________             )
                                       )
County of _________________            )

This instrument was acknowledged before me on __________, 2003, by __________, ________________ of __________________, a
____________________ corporation, on behalf of said corporation.

(Seal)                                                        ____________________________
                                                              Notary Public
                                                              in and for the State of

_________________                                             ____________________________
My Commission Expires                                         Print Name of Notary

                  IN WITNESS WHEREOF, the undersigned has caused this Acknowledgment to be executed as of and effective as of the
__ day of April, 2003.

Witnessed By:                                                          Guarantor:

/s/ D. Ward                                                   /s/ Peter Nigel Stewart Frazer_________________(Seal)

D. Ward, P.A. to Major Frazer                                 Peter Nigel Stewart Frazer
_________________                                             _________________
Print Name and Title                                          Print Individual's Name

Individual Acknowledgment

State of_________________              )
                                       )
County of _________________            )

This instrument was acknowledged before me on ___________, 2003, by    .
                                              (Guarantor)

(Seal)                                                        ____________________________
                                                              Notary Public
                                                              in and for the State of______________

_________________                                             _________________
My Commission Expires                                         Print Name of Notary

                                                 ACKNOWLEDGMENT OF LIMITED GUARANTY

         The undersigned refers to the Limited Guaranty, dated July 15, 1999, executed by the undersigned in favor of Bank of
America, N.A. (the "Guaranty"), pursuant to which the undersigned guaranteed the repayment of the Liabilities (as defined in the
Guaranty) with respect to a Note (as defined in the Guaranty) executed by Midland Credit Management Inc. in favor of Bank of
America, N.A. in the aggregate original principal amount of $15,000,000.  The undersigned acknowledges and confirms that (A) the
Seventh Amended and Restated Promissory Note, dated April 10, 2003, executed by Midland Credit Management Inc. to the order of
Bank of America, N.A. and in the original principal amount of $5,000,000 (the "New Note"), constitutes a renewal and extension of the Note, (B) any reference to "Note" in the Guaranty shall mean the New Note, as amended or otherwise modified from time to time, and (C) the Guaranty shall remain in full force and effect with respect to the New Note and is hereby ratified and confirmed in all respects.  For the avoidance of doubt, this Acknowledgment and all other substantially similar acknowledgments by additional guarantors dated on or about the date hereof relating to the New Note collectively acknowledge guaranties of an aggregate of
$5,000,000 plus accrued and unpaid interest.

                  IN WITNESS WHEREOF, the undersigned has caused this Acknowledgment to be executed as of and effective as of the
__ day of April, 2003.

Witnessed By:                                                          Guarantor:

_________________                                                  _________________  (Seal)
_________________                                                  _________________
Print Name and Title                                               Print Individual's Name

                                                              Corporate or Partnership Guarantor:

                                                              ENCORE CAPITAL GROUP, INC.
                                                              (Name of Corporation, Partnership, etc.)

                                                              By:  /s/ Barry R. Barkley_________________(Seal)

                                                              Name:  Barry R. Barkley______________

                                                              Title:  EVP and CFO______________

                                                              _______________________________
                                                              Attest (If Applicable)

                                                                                [Corporate Seal]

Corporate Acknowledgment

State of California______________      )
                                       )
County of San Diego______________      )

This instrument was acknowledged before me on April 10____, 2003, by _Barry Barkley_________, EVP & CFO_______ of Encore Capital
Group, Inc.________, a ___Delaware___________ corporation, on behalf of said corporation.

                                                              /s/ Siobhan MacIver
                                                              ____________________________
(Seal)                                                        Notary Public
                                                              in and for the State of California

July 13, 2008
____________________________                                 ____________________________
My Commission Expires

                                                 ACKNOWLEDGMENT OF LIMITED GUARANTY

         The undersigned refers to the Limited Guaranty, dated July 15, 1999, executed by the undersigned in favor of Bank of
America, N.A. (the "Guaranty"), pursuant to which the undersigned guaranteed the repayment of the Liabilities (as defined in the
Guaranty) with respect to a Note (as defined in the Guaranty) executed by Midland Credit Management Inc. in favor of Bank of
America, N.A. in the aggregate original principal amount of $15,000,000.  The undersigned acknowledges and confirms that (A) the
Seventh Amended and Restated Promissory Note, dated April 10, 2003, executed by Midland Credit Management Inc. to the order of
Bank of America, N.A. and in the original principal amount of $5,000,000 (the "New Note"), constitutes a renewal and extension of the Note, (B) any reference to "Note" in the Guaranty shall mean the New Note, as amended or otherwise modified from time to time, and (C) the Guaranty shall remain in full force and effect with respect to the New Note and is hereby ratified and confirmed in all respects.  For the avoidance of doubt, this Acknowledgment and all other substantially similar acknowledgments by additional guarantors dated on or about the date hereof relating to the New Note collectively acknowledge guaranties of an aggregate of
$5,000,000 plus accrued and unpaid interest.

                  IN WITNESS WHEREOF, the undersigned has caused this Acknowledgment to be executed as of and effective as of the
16th day of April, 2003.

Witnessed By:                                                          Guarantor:

/s/ Lydia Jasso_________________                               /s/ Franklin I. Chandler_________________ (Seal)
__________________________________                            __________________________________
                                                              Franklin I. Chandler
__________________________________                            __________________________________
Print Name and Title                                          Print Individual's Name

                                                              Corporate or Partnership Guarantor:

                                                              CHANDLER FAMILIY LIMITED PARNERSHIP
                                                              (Name of Corporation, Partnership, etc.)

                                                              By:_________________    (Seal)

                                                              Name:_________________

                                                              Title:  Partner_________________

                                                              _________________
                                                              Attest (If Applicable)

                                                                                [Corporate Seal]

Corporate Acknowledgment

State of_________________              )
                                       )
County of_________________             )

This instrument was acknowledged before me on April 16__________, 2003, by __________, ________________ of __________________, a
____________________ corporation, on behalf of said corporation.

                                                              /s/ Lydia Jasso_________________
(Seal)                                                        Notary Public
                                                              in and for the State of Kansas

10-30-03                                                      Lydia Jasso
_________________                                             _________________
My Commission Expires                                         Print Name of Notary
My Commission Expires                                         Print Name of Notary

                  IN WITNESS WHEREOF, the undersigned has caused this Acknowledgment to be executed as of and effective as of the
__ day of April, 2003.

Witnessed By:                                                          Guarantor:
_________________                                             __________________________________  (Seal)
_________________                                             Frankllin Chandler_________________
Print Name and Title                                          Print Individual's Name

Individual Acknowledgment

State of _________________             )
                                       )
County of _________________            )

This instrument was acknowledged before me on ___________, 2003, by    .
                                               (Guarantor)

(Seal)                                                        ____________________________
                                                              Notary Public
                                                              in and for the State of______________

_________________                                             _________________
My Commission Expires                                         Print Name of Notary